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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of the earliest event reported): September 14, 2005

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                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           New York                        0-19019               13-3326724
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Effective September 14, 2005, we established a new $20 million working capital revolving credit facility with Bridge Healthcare Finance, or Bridge, a specialty lender in the healthcare industry. Upon the establishment of this credit facility, we borrowed $15.5 million which was used to pay off the entire balance of our existing credit facility with Wells Fargo Foothill. Upon repayment, the existing credit facility with Wells Fargo Foothill was terminated. Additionally, Bridge provided us approximately $0.8 million in the form of a term loan, which we used to pay the balance of a term loan owed to Wells Fargo Foothill. Under the Bridge revolving credit facility, we may borrow the lesser of 85% of the net collectible value of eligible accounts receivable plus one month capitation receipts for the preceding month, or $20,000,000. An overadvance subline is available not to exceed $2,000,000, so long as after giving effect to the overadvance subline, the revolver usage does not exceed $20,000,000. Eligible accounts receivable shall exclude those accounts older than 150 days from invoice date and will be net of customary reserves. Dr. Berger, our president and chairman of the board of directors, has agreed to personally guaranty the repayment of any monies under the overadvance subline. Advances under the revolving loan bear interest at the base rate plus 3.25%. The base rate refers to the prime rate publicly announced by La Salle Bank National Association, in effect from time to time. The term loan bears interest at the annual rate of 12.50%. The revolving credit facility is collateralized by substantially all of our accounts receivable and requires us to meet certain financial covenants including minimum levels of EBITDA, fixed charge coverage ratios and maximum senior debt/EBITDA ratios. The term loan is collateralized by specific imaging equipment used by us at certain of our locations. As part of the Bridge Healthcare financing, our financial covenants were revised with our creditors, including GE, US Bank and Post Advisory Group.

ITEM 9.01 EXHIBITS

         a)       Exhibit 10.1 - Fourth Amendment to Credit Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2004                   PRIMEDEX HEALTH SYSTEMS, INC.


                                            By: /s/ Howard G. Berger, M.D.
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                                                Howard G. Berger, M.D.
                                                President

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